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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: August 14, 1997


                           QUEEN SAND RESOURCES, INC.
               (Exact name of registrant as specified in charter)


        Delaware                       0-21179                 75-2615565
     Jurisdiction of               Commission File           I.R.S. Employer
      Incorporation                     Number               Identification
                                                                  Number


             3500 Oak Lawn, Suite 380, LB #31, Dallas, TX 75219-4398
                    (Address of principal executive offices)


                  Registrant's telephone number: (214) 521-9959


ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

On August 1, 1997 the Company acquired from Collins & Ware, Inc. 82 gross productive wells (10.34 net productive wells) New Mexico, Oklahoma and Texas. The acquisition comprises 22,875 gross acres (3,770 net). In consideration of these properties, the Company paid $6,000,000 in cash and issued 1,000,000 shares of common stock subject to Regulation D of the Act.

NEW MEXICO

FRONTIER (HILLS) PS, EDDY COUNTY
         The Company has a 25.0% working interest and a 21.375% net revenue interest in a single well producing 119 MCF (net) per month from a depth of 11,651 feet in the Strawn formation.

GLADIOLA, LEA COUNTY
         The Company has a 13.0% working interest and a 9.88% net revenue interest in a single well producing 31 BO (net) per month from a depth of 11,920 feet in the Devonian formation.
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TURKEY TRACK, EDDY COUNTY
         The Company has a 30.0% working interest and a 24.0% net revenue interest in a single well producing 524 MCF (net) per month from a depth of 11,422 feet in the Morrow formation.


OKLAHOMA

CORN, WASHITA COUNTY
         The Company has a 7.4642% working interest and a 5.778% net revenue interest in a single well producing 982 MCF (net) per month from a depth of 15,000 feet in the Springer formation.

MAYFIELD SW, BECKHAM COUNTY
         The Company has a 10.9906% to a 11.3% working interest and a 8.195% to a 8.8769% net revenue interest in two wells producing 898 MCF (net) per month from a depth of 11,100 feet in the Des Moines formation.

MAYFIELD WEST, BECKHAM COUNTY
         The Company has a 2.75% working interest and a 2.0625% net revenue interest in a single well producing 22 MCF (net) per month from a depth of 5,615 feet in the Virgil formation.

SAMSEL, NW, CIMARRON COUNTY
         The Company has a 12.5% working interest and a 11.1085% net revenue interest in a single well producing 6 BO and 257 MCF (net) per month from a depth of 4,650 feet in the Morrow formation.

WITCHER JONES W, OKLAHOMA COUNTY
         The Company has a 5.0% to a 24.577% working interest and a 3.7382% to a 18.4161% revenue interest in ten wells producing 442 BO and 9285 MCF (net) per month from a depth of 5,934 to 6,172 feet in the Bartlesville, Misener and Oswego formations.


TEXAS

AKERLY, NORTH, DAWSON COUNTY
         The Company has a 8.9225% to a 24.8669% working interest and a 4.2439% to a 12.1929% revenue interest in six wells producing 832 BO and 263 MCF (net) per month from a depth of 9,100 feet in the Canyon Reef formation.

ARGONAUT, MARTIN COUNTY
         The Company has a 15.0% working interest and a 12.0375% revenue interest in a single well producing 35 BO (net) per month from a depth of 11,170 feet in the Fusselman formation.

CHINA BEACH, HOWARD COUNTY
         The Company has a 11.667% working interest and a 9.3086% revenue interest in a single well producing 406 BO and 389 MCF (net) per month from a depth of 8,750 feet in the Penn Reef formation.
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DUSTVILLE, HOWARD COUNTY
         The Company has a 10.0% working interest and a 7.853% revenue interest in a single well producing 42 BO and 211 MCF (net) per month from a depth of 9,100 feet in the Penn Reef formation.

EXCALIBUR, HOWARD COUNTY
         The Company has a 19.0% working interest and a 15.2475% revenue interest in a single well producing 229 BO and 897 MCF (net) per month from a depth of 8,800 feet in the Penn Reef formation. A proven undeveloped ("PUD") drilling location is associated with this well.

HONDO PIPELINE, REAGAN COUNTY
         The Company has a 20.0% working interest and a 15.4% revenue interest in two wells producing 871 BO and 288 MCF (net) per month from a depth of 9,300 feet in the Ellenburger formation. There are two proved non-producing ("PNP") behind pipe zones in these two wells and one PUD location associated with these wells.

HONDO RAINBOW, REAGAN COUNTY
         The Company has a 20.0% working interest and a 15.4% revenue interest in a single well producing 535 BO and 348 MCF (net) per month from a depth of 9,300 feet in the Fusselman formation. A PUD drilling location is associated with this well.

J M, CROCKETT COUNTY
         The Company has a 12.6 % working interest and a 9.45% revenue interest in a single well producing 481 MCF (net) per month from a depth of 12,100 feet in the Strawn formation.

JACK BLACK, MARTIN COUNTY
         The Company has a 2.5% to a 5.0% working interest and a 1.9563% to a 4.0% revenue interest in three wells producing 277 BO and 259 MCF (net) per month from a depth of 9,400 feet in the Cisco formation.

JAILHOUSE, GLASSCOCK COUNTY
         The Company has a 8.875% working interest and a 6.9059% revenue interest in a single well producing 272 BO and 261 MCF (net) per month from a depth of 9,500 feet in the Fusselman formation.

JOY SNELL S, DAWSON COUNTY
         The Company has a 9.1467% working interest and a 6.86% revenue interest in a single well producing 17 BO and 7 MCF (net) per month from a depth of 9,200 feet in the Canyon Reef formation.

KNOTT, SE, HOWARD COUNTY
         The Company has a 25.0% working interest and a 20.0625% revenue interest in a single well producing 13 BO and 34 MCF (net) per month from a depth of 8,830 feet in the Penn Reef formation.

LUTHER EAST, HOWARD COUNTY
         The Company has a 5.0% working interest and a 3.8065% revenue interest in a single well producing 74 BO and 109 MCF (net) per month from a depth of 7,800 feet in the Canyon Reef formation.
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MID-MAR EAST, MARTIN COUNTY
         The Company has a 21.6012% working interest and a 16.1621% revenue interest in a single well producing 27 BO and 115 MCF (net) per month from a depth of 10,230 feet in the Strawn formation.

MON BAK, MARTIN COUNTY
         The Company has a 15.0% working interest and a 11.1933% revenue interest in a single well producing 26 BO and 18 MCF (net) per month from a depth of 10,430 feet in the Strawn formation.

MUNGERVILLE, DAWSON COUNTY
         The Company has a 2.5% working interest and a 5.4196% revenue interest in a single well producing 59 BO and 30 MCF (net) per month from a depth of 8,610 feet in the Penn formation.

NUGGET, MARTIN COUNTY
         The Company has a 15.0% working interest and a 11.1% revenue interest in three wells producing 725 BO and 1939 MCF (net) per month from a depth of 11,200 feet to 11,650 feet in the Mississippian and Silurian formations. There is two PNP zones in these wells.

PASSOUT, STERLING COUNTY

         The Company has a 1.5% working interest and a 9.718% revenue interest in two wells producing 28 BO and 232 MCF (net) per month from a depth of 7,850 feet in the Strawn formation.

PINK PANTHER, REAGAN COUNTY
         The Company has a 67.5% working interest and a 51.7% revenue interest in a single well producing 162 BO (net) per month from a depth of 9,750 feet in the Fusselman formation.

RATLIFF, ECTOR COUNTY
         The Company has a 4.25% working interest and a 3.1875% revenue interest in a single well producing 128 BO and 17 MCF (net) per month from a depth of 13,516 feet in the Ellenburger formation.

RHINO, HOWARD COUNTY
         The Company has a 15.0% working interest and a 12.0375% revenue interest in a single well producing 47 BO and 122 MCF (net) per month from a depth of 9,175 feet in the Penn Reef formation. There is one PNP zone in this well.

R.O.C., WARD COUNTY
         The Company has a 1.9531% working interest and a 1.6846% revenue interest in fifteen wells producing 139 BO and 1176 MCF (net) per month from a depth of 11,600 feet to 6500 feet in the Devonian and Cherry Canyon formations. There are two PUD locations associated with these wells.
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SILURIAN PARK, MARTIN COUNTY
         The Company has a 62.5% working interest and a 47.3971% revenue interest in a single well producing 1230 BO and 330 MCF (net) per month from a depth of 11,600 feet in the Fusselman formation.

SILVER QUEEN, HOWARD COUNTY
         The Company has a 15.0% working interest and a 11.9375% revenue interest in two wells producing 740 BO and 1387 MCF (net) per month from a depth of 8,900 feet in the Penn-Canyon formation. There is one PUD location associated with these wells.

SLEDGEHAMMER, REAGAN COUNTY
         The Company has a 20.0% working interest and a 15.4% revenue interest in three wells producing 679 BO and 78 MCF (net) per month from a depth of 8,900 feet in the Fusselman formation. There is one PUD location associated with these wells.

SQUARE KNOTT, HOWARD COUNTY
         The Company has a 10.9393% working interest and a 9.1598% revenue interest in a single well producing 63 BO (net) per month from a depth of 10,420 feet in the Fusselman formation.

TEX HAMMON, HOWARD COUNTY
         The Company has a 15.0% working interest and a 11.5688% revenue interest in a single well producing 138 BO (net) per month from a depth of 11,610 feet in the Wristen formation.

TOMAHAWK, HOWARD COUNTY
         The Company has a 5.8333% working interest and a 4.6229% revenue interest in a single well producing 163 BO (net) per month from a depth of 10,560 feet in the Fusselman formation. There is a PNP zone in this well.

VEALMOOR, BORDEN COUNTY
         The Company has a 11.25% working interest and a 9.1406% revenue interest in a single well producing 38 BO and 33 MCF (net) per month from a depth of 7,780 feet in the Canyon Reef formation.

WEDGE, MARTIN COUNTY
         The Company has a 5.0% working interest and a 4.0% revenue interest in a single well producing 18 Bo and 15 MCF (net) per month from a depth of 9,400 feet in the Canyon Reef formation.

SULPHUR DRAW, MARTIN COUNTY
         The Company has a 15.0% working interest and a 11.1% revenue interest in a single well producing 30 BO and 35 MCF (net) per month from a depth of 8,790 feet in the Dean formation.

ZZ TOP, REAGAN COUNTY
         The Company has a 20.0% working interest and a 15.4% revenue interest in a single well producing 141 BO and 185 MCF (net) per month from a depth of 9,650 feet in the Fusselman formation.
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ITEM 5       OTHER EVENTS

On August 1, 1997 the Company secured a loan facility of $75 million with Bank of Montreal in Houston, Texas ("Bank of Montreal") for a term of six years. The initial borrowing base, which is set at $17,000,000, is subject to review on a semi-annual basis, on March 1 and September 1 of each year. The loan will be of a revolving nature for a period of two years, with no pre-determined reduction in the borrowing base. During the following four years the borrowing base of the loan will be reduced, on a monthly basis by 48 equal amounts. The loan is secured by first mortgages on certain crude oil and natural gas producing properties of the Company, including certain properties that had previously been mortgaged to secure the Comerica Bank loan and the notes payable held by the sellers of certain crude oil and natural gas producing properties (described more fully in Form 8-K dated February 20, 1997 as amended by Form 8-K/A-1 dated March 26, 1997).

The proceeds of this loan are, among other things, to repay the existing loan in the amount of $4,857,993 to Comerica Bank Texas; to provide $6,000,000 towards the purchase of the properties acquired from Collins & Ware, Inc. (as disclosed in Item 2); to secure two letters of credit totaling $2,000,000 which replace the security interest the Company provided to the sellers of certain properties (as described in the Form 8-K's dated February 20 as amended March 26, 1997). The remaining funds are available to the Company to fund its working capital requirements. As of August 14, 1997 the Company had borrowed $12,000,000.

ITEM 7       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS


Financial Statements

      (a) It is impractical to provide the required financial statements of the acquired properties at this time. The Company plans to file such information by amendment within sixty days.

      (b) It is impractical to provide the required pro forma financial information at this time. The Company plans to file such information by amendment within sixty days.


Exhibits

      10.a   Collins & Ware Property Acquisition Agreement.

      10.b   Bank of Montreal Loan Agreement.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  QUEEN SAND RESOURCES, INC.



                                  By:   /s/  Edward J. Munden
                                        Edward J. Munden,
                                        President and Chief Executive Officer


Dated:  August 14, 1997

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                                Exhibit Index


      10.a   Collins & Ware Property Acquisition Agreement.

      10.b   Bank of Montreal Loan Agreement.